Exhibit 10.1
                                                                    ------------
                              EMPLOYMENT AGREEMENT

     This Employment Agreement (the "Employment Agreement" or "Agreement") is made and entered into as of the 17th day of March, 2010 (the "Execution Date"), by and between N-Viro International Corporation, a Delaware corporation (the "Company"), and Timothy R. Kasmoch, an individual ("Employee").N-Viro

     W  I  T  N  E  S  S  E  T  H:
     -  -  -  -  -  -  -  -  -  -

          WHEREAS, the Company owns and licenses the N-Viro Process, a patented technology to treat and recycle wastewater sludge and other bio-organic wastes, utilizing certain alkaline and mineral by-products produced by cement, lime, electric utilities and other industries (such activities, together with all other activities of the Company, as conducted at or prior to the termination of this Employment Agreement, and any future activities reasonably related thereto that are contemplated by the Company at the termination of this Employment Agreement identified in writing by the Company to Employee at the date of such termination, are hereinafter collectively referred to as the "Business Activities");

          WHEREAS, the Company and Employee have agreed that Employee shall perform the duties of President and Chief Executive Officer subject to the terms and conditions set forth in this Employment Agreement.

          NOW, THEREFORE, in consideration of the premises, the mutual promises, covenants and conditions herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound hereby agree as follows:

          Section  1.     Employment.  During  the  Employment  Period  (as
                          ----------
hereinafter defined), the Company shall employ Employee, and Employee shall accept employment with the Company, all upon the terms and subject to the conditions set forth in this Employment Agreement.

          Section 2.     Capacity and Duties.  Employee shall be employed in the
                         -------------------
capacity of President and Chief Executive Officer of the Company and shall have such other duties, responsibilities and authorities as are assigned to him by the Board of Directors of the Company (the "Board") so long as such additional duties, responsibilities and authorities are consistent with Employee's position and level of authority as President and Chief Executive Officer of the Company. Employee shall report directly to the Board of the Company. Subject to the control and general directions of the Board and except as otherwise herein provided, Employee shall devote all necessary business time, best efforts and attention to promote and advance the business of the Company and its subsidiaries and affiliates and to perform diligently and faithfully all the duties, responsibilities and obligations of Employee to be performed by him under this Employment Agreement. Employee's duties shall include the ongoing management and oversight of the general business affairs and operations of the Company and its subsidiaries and affiliates and shall include, but not be limited to, routine operations, matters relating to research and development, technical direction, national and international sales and/or licensing, national policy and governmental regulations and relations including those relating to water and the environment. So long as Employee is employed by the Company, the Company shall use its best efforts to cause the Nominating Committee of the Board or the Board, if there is no Nominating Committee of the Board, to nominate Employee for reelection as a director of the Company upon expiration of his current term as a director of the Company and, if so nominated, Employee shall consent to serve as a director if elected. It is expressly understood that Employee also is and/or may become engaged in other limited business activities not involving the Company. Any such independent activity shall be disclosed to the Audit Committee of the Company's Board in advance, and any such other business activities shall not unreasonably interfere with Employee's performance of his obligations under this Employment Agreement.

     Section  3.     Term  of Employment.  The term of employment of Employee by
                     -------------------
the Company pursuant to this Employment Agreement, which supersedes any prior agreement between Company and Employee, shall be for the period (the "Employment Period") commencing on February 26, 2010 (the "Commencement Date") and ending on February 25, 2015 or later date that Employee's employment is extended in accordance with the provisions of this Employment Agreement (the "Termination Date"). So long as Employee is in full compliance with all of the terms and conditions of this Employment Agreement, Employee is not in default under or in breach of any of the covenants, agreements, representations or warranties set forth in this Employment Agreement and neither Employee nor the Company has delivered a Notice of Termination (as hereinafter defined) to the other at least ninety (90) days prior to expiration of the then-current Employment Period that the Employment Period shall not be extended, then this Employment Agreement and the Employment Period shall automatically be extended for additional successive one (1) year periods.

     Section  4.     Place  of  Employment.  Employee's  principal place of work
                     ---------------------
shall be deemed to be at the principal offices of the Company in the Toledo, Ohio area or such other locations as may be reasonably designated by the Board and or management; provided, however, that the Board may not require that Employee permanently relocate to a place that is more than 100 miles from Toledo measured as the radius in any direction from the Toledo center. The Company and Employee acknowledge that Employee's principal place of work is consistent with the extensive national and international business travel which may be required of Employee in connection with the performance of his duties, responsibilities and authorities under this Agreement.

     Section  5.     Compensation.  During the Employment Period, subject to all
                     ------------
the terms and conditions of this Employment Agreement and, except as otherwise provided in Sections 9 or 10, as the case may be, as compensation for all services to be rendered by Employee under this Employment Agreement, the Company shall pay to or provide Employee with the following:

          5.01     Base Salary.  The Company shall pay to Employee a base annual
                   -----------
salary (the "Base Salary") at the rate of at least One Hundred Fifty Thousand Dollars ($150,000) per year, payable at such intervals (at least monthly) as salaries are paid generally to other executive officers of the Company. At least once each year on or before each January 1 during the Employment Period, Employee's Base Salary shall be reviewed by the Board and, at the discretion of the Board, may be increased to an amount determined in good faith based upon a complete review of Employee's performance under this Employment Agreement during the prior year and the growth and profitability of the Company and Employee's contributions thereto, which review shall be communicated in writing to Employee.

          5.02     Cash  Bonus.  At  the  sole  and  exclusive discretion of the
                   -----------
Board, the Company may pay to Employee an annual cash bonus (the "Cash Bonus") in an amount determined in good faith by the Board based upon a complete review of Employee's performance under this Employment Agreement during the current calendar year and the growth and profitability of the Company and Employee's contribution thereto. Any Cash Bonus payable to Employee pursuant to this
Section 5.02 shall be payable, if at all, on or before January 31, of each year during the Employment Period immediately following the prior calendar year then ended, based upon Employee's performance for the immediate prior calendar year.

          5.03  Option  Grant.  The  Company  hereby  grants  to  the  Employee
                -------------
ten-year stock options to purchase Four Hundred Seventy Thousand (470,000) shares of its common stock which shall vest in equal installments on the Execution Date and on each successive anniversary of this Employment Agreement; PROVIDED, HOWEVER, that all remaining options shall vest immediately upon the termination with cause of this Employment Agreement by Employee under Section 10A hereof. The exercise price of these options shall be the "fair market value" as defined in the N-Viro International Corporation Second Amended and Restated Stock Option Plan for the options to purchase shares, and are intended to be Incentive Stock Options or "ISOs" as further defined by the Company 2004 Plan. Such options are being granted under, and are otherwise subject to the terms and conditions of the Company's 2004 Stock Option Plan as amended (the "Company 2004 Plan"). The Employee acknowledges that the Company has delivered a copy of the Company 2004 Plan to him.

     Section 6.     Adherence to Standards.  Employee shall institute and comply
                    ----------------------
with the written policies, standards, rules and regulations of the Company from time to time established for all executive officers of the Company.

     Section  7.     Review of Performance.  The Board shall periodically review
                     ---------------------
and evaluate the performance of Employee under this Employment Agreement with Employee.

     Section  8.     Expenses.  The  Company  shall  reimburse  Employee for all
                     --------
reasonable, ordinary and necessary expenses (including, but not limited to, automobile and other business travel and customer entertainment expenses) incurred by him in connection with his employment hereunder; provided, however,
                                                              --------  -------
Employee shall render to the Company a complete and accurate accounting of all such expenses in accordance with the substantiation requirements of Section 274 of the Internal Revenue Code of 1986, as amended (the "Code"), as a condition precedent to such reimbursement. Employee will also follow all established guidelines relating to reimbursement of expenses as may be promulgated by the Board.

     Section  9.     Termination  with  Cause  by  the  Company. This Employment
                     ------------------------------------------
Agreement may be terminated with Cause (as hereinafter defined) by the Company provided that the Company shall (i) give Employee the Notice of Termination and
(ii) pay Employee his annual base salary through the Termination Date at the rate in effect at the time the Notice of Termination is given plus any bonus or incentive compensation which have been earned or have become payable pursuant to the terms of this Employment Agreement or any compensation or benefit plan as of the Termination Date, but which have not yet been paid. In addition, Employee shall have the right to exercise all options that have vested through and including the Termination Date.

     Section  10.     Termination  without  Cause by the Company or by Employee.
                      ---------------------------------------------------------
This Employment Agreement may be terminated by (i) the Company by reason of the death or Disability (as hereinafter defined) of Employee, (ii) the Company by giving Employee the Notice of Termination, (iii) Employee after giving the Company the Notice of Termination at least thirty (30) days prior to such termination. In the event of termination of this Employment Agreement under this Section 10, the Company shall pay Employee his Base Salary through the Termination Date at the rate in effect at the time the Notice of Termination is given plus any bonus or incentive compensation which are due or have become payable pursuant to the terms of this Employment Agreement or any compensation or benefit plan as of the Termination Date, but which have not yet been paid. In addition, Employee shall have the right to exercise all options that have vested through and including the Termination Date. In the event of termination of this Employment Agreement under this Section 10 by the Company (other than by reason of the death or Disability of Employee) and such termination is on or prior to the Termination Date that would be in effect if such employment had not been terminated under this Section 10, the Company shall pay to Employee, in addition to the other benefits specifically provided for in this Section, his Base Salary for the period between the Termination Date and the natural expiration of this Employment Agreement or the expiration of any extension period thereof in effect as of the Termination Date. In addition, Employee shall have the right to exercise all options that have vested through and including the Termination Date. This Section 10 shall not be interpreted so as to limit any benefits to which Employee, as a terminated employee of the Company, or his family may be entitled under the Company's life insurance, medical, hospitalization or disability plans following the Termination Date or under applicable law.

     Section 10A.     Termination  with Cause by Employee.Employee may elect, by
                      ------------------------------------
written Notice of Termination to the Company, said Notice to be effective immediately upon receipt by the Company, to terminate his employment hereunder if:

          (1)     The Company sells all or substantially all of its assets;

          (2) The Company merges or consolidates with, or undergoes a share exchange or other form of recapitalization with another business entity in a transaction immediately following which the holders of all of the outstanding shares of the voting capital stock of the Company own less than a majority of the outstanding shares of the voting capital stock of the resulting entity (whether or not the resulting entity is the Company);

          (3) More than Fifty (50%) percent of the outstanding shares of the voting capital stock of the Company are acquired by a person or group (as such terms are used in Section 13(d) of the Securities Exchange Act of 1934, as amended), which person or group includes neither Employee nor the holders of the majority of the outstanding shares of the voting capital stock of the Company on the date hereof;

     (4) The Company assigns to Employee duties which would require him, as a practical matter, to permanently relocate to a place that is more than 100 miles from Toledo measured as the radius in any direction from the Toledo center ;

     (5) The Employee is removed as a member of the Board of Directors and other than by vote of the Company's stockholders at an annual or special meeting of such stockholders; or

     (6) The Company shall have engaged in a material breach of this Agreement which for this purpose is defined as the occurrence of one or more of the following events without Employee's prior written consent:

     (i) Employee is otherwise removed from the position(s) provided for in this Agreement, for any reason other than the legal termination of his employment;

     (ii) Employee is assigned any duties or responsibilities that are inconsistent, in any significant respect, with the scope of duties and responsibilities associated with Employee's position;

     (iii) Employee suffers a reduction in the authority, duties or responsibilities associated with his position, on the basis of which he makes a determination in good faith that he can no longer carry out such position in the manner contemplated at the time this Agreement was entered into;

(iv) Employee's Base Salary is decreased by the Company, or his benefits or opportunities under any employee benefit or incentive plan or program of the Company or any other material benefit specifically promised to Employee herein is or are materially reduced unless such benefit, plan, or program (but excluding Annual Base Salary) is reduced or eliminated for all eligible employees of the Company on an equal basis;

(v) the Company fails to pay Employee any payments under any bonus or incentive plans when such payments are due or issue shares to Employee upon his exercise of his options under the 2004 Plan;

(vi) the Company fails to reimburse Employee for business expenses in accordance with the Company's policies, procedures or practices;

(vii) the Company fails to agree to or actually indemnify Employee for his actions and/or inactions, as either an employee, director or officer of the Company, to the fullest extent permitted by applicable law;

(viii) the Company fails to obtain a written agreement satisfactory to the Executive from any successor or assignee of the Company to assume and perform this Agreement;

(ix) the Company's breach or failure to perform any of the indemnification obligations described in Section 13 of this Agreement including the failure to reimburse Employee promptly for his expenses and the failure to maintain directors' and officers' liability insurance; or

(x) the Company purports to terminate the Employee's employment for cause and such purported termination of employment is not effected in accordance with the procedures required by this Agreement, and for purposes of this Agreement, such purported termination of employment shall be invalid and of no force and effect.

     If the Employee elects to terminate his employment hereunder pursuant to this Section 10A, (1) the Company shall continue to pay to Employee his base salary as provided in Section 5.01 hereof through the end of the Term or any extensions thereof; (2) the Company shall pay to Employee the Bonus specified in
Section 5.02 hereof; (3) the Company shall continue to provide to Employee through the end of the Term the benefits provided at the Execution Date of this Employment Agreement as amended or supplemented by the Board through the date of termination; and (4) all of the options granted to Employee under Section 5.03 hereof to purchase shares of the common stock of the Company shall vest immediately.

          (7)  NoMitigation.In the event of the termination of this Agreement by
               -------------
the Employee as a result of a material breach by the Company of any of its obligations hereunder, or in the event of the termination of the Employee's employment by the Company in breach of this Agreement, the Employee shall not be required to seek other employment in order to mitigate his damages hereunder.

     Section  11.     Definitions.  In addition to the words and terms elsewhere
                      -----------
defined in this Employment Agreement, certain capitalized words and terms used in this Employment Agreement shall have the meanings given to them by the definitions and descriptions in this Section 11 unless the context or use indicates another or different meaning or intent, and such definition shall be equally applicable to both the singular and plural forms of any of the capitalized words and terms herein defined. The following words and terms are defined terms under this Employment Agreement:

          11.01 " Disability" shall mean a physical or mental illness which, in the judgment of the Company after consultation with the licensed physician attending Employee, impairs Employee's ability to substantially perform his duties under this Employment Agreement as an employee with or without reasonable accommodation and as a result of which he shall have been absent from his duties with the Company on a full-time basis for three (3) consecutive months.

          11.02 A termination with "Cause" shall mean a termination of this Employment Agreement by reason of (a) a good faith determination by the Board that Employee (i) failed to substantially perform his duties with the Company (other than a failure resulting from his incapacity due to physical or mental illness) after a written demand for substantial performance has been delivered to him by the Board, which demand specifically identifies the manner in which the Board believes he has not substantially performed his duties and Employee has failed to substantially perform as requested within a reasonable time, (ii) has engaged in conduct the consequences of which are materially adverse to the Company, monetarily or otherwise, (iii) is found guilty of fraud, dishonesty or other acts of gross misconduct or misfeasance in the performance of his duties under this Employment Agreement by a court of competent jurisdiction whose decision is final and non-appealable (provided, however, that Employee's Base Salary shall continue to be paid until such decision is final and non-appealable), (iv) is found to be under the influence of illegal drugs or other similar substance while performing his duties under this Employment Agreement or (v) is convicted of a felony (provided, however, that Employee's Base Salary shall continue to be paid until such conviction is final and non-appealable). No act, or failure to act, on Employee's part shall be grounds for termination with Cause unless he has acted or failed to act with an absence of good faith or without a reasonable belief that his action or failure to act was in or at least not opposed to the best interests of the Company. Not less than ten (10) business days before the Board's consideration and adoption of a resolution determining that Employee engaged in conduct specified in the first sentence of this Section 11.02, Employee may, by written notice to the Board, cause the matter of the termination of his employment by the Company to be discussed at the next regularly scheduled meeting of the Board or at a special meeting of the Board. The Board shall give Employee sufficient written notice of its intention to schedule a meeting to discuss such termination so as to permit Employee time to prepare for said meeting. Employee shall be entitled to be present and to be represented by counsel at such meeting which shall be conducted according to a procedure deemed equitable by a majority of the directors present. If, at the conclusion of such meeting, it shall be determined by a majority of the entire membership of the Board (exclusive of Employee) that Employee engaged in conduct specified in the first sentence of
Section 11.02, then the Board shall deliver the resolution specified in the next succeeding sentence. Notwithstanding the foregoing, Employee shall not be deemed to have been terminated with Cause unless there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board (exclusive of Employee) at a meeting of the Board called at least in part for that purpose finding that in the good faith opinion of the Board, Employee engaged in conduct in the manner or of the type set forth above in the first sentence of this Section 11.02 and specifying the particulars thereof in detail.

          11.03       Notice  of Termination. "Notice of Termination" shall mean
                      ----------------------
a written notice which shall indicate the specific termination provision in this Employment Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Employee's employment under the provision so indicated; provided, however, no such
                                                   --------   -------
purported termination shall be effective without such Notice of Termination; provided further, however, any purported termination by the Company or by
-----------------   -------
Employee shall be communicated by a Notice of Termination to the other party hereto in accordance with Section 3 of this Employment Agreement.

     Section  12.     Fees  and  Expenses.  The Company shall pay all legal fees
                      -------------------
and related expenses (including the costs of experts, evidence and counsel) incurred by Employee as a result of a contest or dispute over Employee's termination of employment if such contest or dispute is resolved in Employee's favor.

     Section 13. Indemnification. (a) In addition to any rights of Employee under the Company's certificate of incorporation and by-laws, any agreement, or any applicable State law, the Company hereby agrees to hold harmless and indemnify Employee:

     (i) Against any and all expenses (including attorney's fees and costs), judgments, fines and amounts paid in settlement actually and reasonable incurred by Employee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the name of Company) to which Employee is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Employee is, was or at any time becomes a director, officer, employee, consultant, or agent of the Company, or is or was serving or at any time serves at the request of the Company as a Director, officer, employee, consultant, partner, trustee or agent regardless of his subsequent title or position at another corporation, partnership, joint venture, trust or other enterprise;

     (ii) Otherwise to the fullest extent as may be provided to Employee by the Company under the by-laws of the Company and Delaware General Corporation Law ("GCL").

(b)  No indemnity pursuant to this Section 13 shall be paid by Company:

     (i) In respect to remuneration paid to Employee if it shall be determined by a final judgment or other final adjudication which is non-appealable that such remuneration was in violation of law;

(ii) On account of conduct which is finally adjudged to have been willful misconduct by Employee; and

     (iii) In a final decision by a Court having jurisdiction in the matter shall determine that such indemnification to Employee is not lawful, and such decision is non-appealable.

(c) All agreements and obligations of the Company contained herein shall continue during the period Employee is a director, employee, officer, consultant or agent of Company (or is or was serving at the request of the Company as a director, officer, employee, partner, consultant or agent of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Employee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, or investigative, by reason of the fact that Employee was an officer or director of Company or serving in any other capacity referred to herein.

(d) The Company shall not be liable to indemnify Employee under this Employment Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim in any manner, which would impose any penalty or limitation on Employee without Employee's written consent or contain as part of the settlement any statement, description or assertion of wrongdoing by Employee. Neither the Company nor Employee will unreasonably withhold their consent to any proposed settlement.

(e) The Company will pay all Employee fees, costs and expenses incurred under, or related to, Employee's indemnification under this Section 13, including all legal and accounting bills, immediately upon the presentment of bills for such expenses. Employee agrees that Employee will reimburse Company for all reasonable expenses paid by Company in defending any civil or criminal action, suit or proceeding against Employee in the event and only to the extent that it shall be ultimately determined without right of further appeal that Employee is not entitled to be indemnified by Company for such expenses. This Agreement shall not affect any rights of Employee against Company, any insurer, or any other person to seek indemnification or contribution.

(f) If Company fails to pay any expenses (including without limiting the generality of the foregoing, legal fees and expenses incurred in defending any action, suit or proceeding), Employee shall be entitled to institute suit against Company to compel such payment and Company shall pay Employee all costs and legal fees incurred in enforcing such right to prompt payment.

(g) To the extent allowable under Delaware law, the burden of proof with respect to any proceeding or determination with respect to Employee's entitlement to indemnification under this Employment Agreement shall be on Company.

(h) If any provision of this Section 13 shall be determined as conflicting with any provision of (1) Company's certificate of incorporation and by-laws, (2) Delaware law, or (3) the provisions of any other agreement between the parties as to indemnification, and such other document or law would provide Employee with greater rights to benefits of indemnification, then such other document or law shall prevail; it being the intention of the parties hereto to provide maximum indemnification to Employee. Otherwise, unless prohibited by law, any document or law which affords Employee with greater rights of indemnification by Company than do the provisions of this Employment Agreement shall have superiority over the provisions of this Employment Agreement.

(i) In support of its obligations hereunder, the Company agrees to maintain a director's and officer's liability and other insurance policies covering the Employee and further agrees that these policies shall be maintained both during and after the end of the Term of employment so as to provide as broad and as complete coverage as is reasonably available in relation both to the Employee's position during the Term of Employment and to any claims arising thereafter but related to said Term of Employment.

     Section  14.     Notices.  For  the  purposes of this Employment Agreement,
                      -------
notices and all other communications provided for in the Employment Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, or by expedited (overnight) courier with established national reputation, shipping prepaid or billed to sender, in either case addressed to the respective addresses last given by each party to the other (provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company) or to such other address as either party may have furnished to the other in writing in accordance herewith. All notices and communication shall be deemed to have been received on the date of delivery thereof, on the third business day after the mailing thereof, or on the second day after deposit thereof with an expedited courier service, except that notice of change of address shall be effective only upon receipt.

     Section  15.     Life  Insurance.  The  Company  may, at any time after the
                      ---------------
execution of this Employment Agreement, apply for and procure as owner and for its own benefit, life insurance on Employee, in such amounts and in such form or forms as the Company may determine. Employee shall, at the request of the Company, submit to such medical examinations, supply such information, and execute such documents as may be required by the insurance company or companies to whom the Company has applied for such insurance. Employee hereby represents that to his knowledge he is in good physical and mental condition and is not under the influence of illegal drugs or similar substance.

     Section  16.     Proprietary  Information  and  Inventions.  Employee
                      -----------------------------------------
understands  and  acknowledges  that:

          16.01     Trust.  Employee's  employment  creates  a  relationship  of
                    -----
confidence and trust between Employee and the Company with respect to certain information applicable to the business of the Company and its subsidiaries and affiliates (collectively, the "Group") or applicable to the business of any licensee, vendor or customer of any of the Group, which may be made known to Employee by the Group or by any licensee, vendor or customer of any of the Group or learned by Employee during the Employment Period.

          16.02     Proprietary  Information.  The  Group  possesses  and  will
                    ------------------------
continue to possess information that has been created, discovered, or developed by, or otherwise become known to, the Group (including, without limitation, information created, discovered, developed or made known to by Employee during the period of or arising out of his employment by the Company) or in which property rights have been or may be assigned or otherwise conveyed to the Group, which information has commercial value in the business in which the Group is engaged and is treated by the Group as confidential. Except as otherwise herein provided, all such information is hereinafter called "Proprietary Information", which term, as used herein, shall also include, but shall not be limited to, data, functional specifications, computer programs, know-how, research, patents, inventions, discoveries, processes, procedures, formulae, technology, improvements, developments, designs, marketing plans, strategies, forecasts, new products, unpublished financial statements, budgets, projections, licenses, prices, costs, and customer, supplier and potential acquisition candidates lists. Notwithstanding anything contained in this Employment Agreement to the contrary, the term "Proprietary Information" shall not include (i) information which is in the public domain, (ii) information which is published or otherwise becomes part of the public domain through no fault of Employee, (iii) information which Employee can demonstrate was in Employee's possession at the time of disclosure and was not acquired by Employee directly or indirectly from any of the Group on a confidential basis, (iv) information which becomes available to Employee on a non-confidential basis from a source other than any of the Group and which source, to the best of Employee's knowledge, did not acquire the information on a confidential basis, (v) information belonging to other entities including, but not limited to, Tri-State Garden Supply d/b/a Gardenscape and/or any other entity, or (vi) information required to be disclosed by any federal or state law, rule or regulation or by any applicable judgment, order or decree or any court or governmental body or agency having jurisdiction in the premises.
All Proprietary Information shall be the sole property of the Group and their respective assigns. Employee assigns to the Company any rights Employee may have or acquire in such Proprietary Information. At all times, both during Employee's employment by the Company and after its termination, Employee shall keep in strictest confidence and trust all Proprietary Information, and Employee shall not use or disclose any Proprietary Information without the written consent of the Group, except as may be necessary in the ordinary course of performing Employee's duties as an employee of the Company. Notwithstanding the foregoing, Employee agrees that all Proprietary Information shall be kept in confidence by Employee for a period of at least three (3) years after the Termination Date of this Employment Agreement.

     Section  17.     Inventions.  Any  and  all  inventions,  conceptions,
                      ----------
processes, discoveries, improvements, patent rights, letter patents, programs, copyrights, trademarks, trade names and applications therefore relating to technology used by the Company to treat and recycle wastewater sludge and other bio-organic wastes, utilizing certain alkaline and mineral by-products produced by cement, lime, electric utilities and other industries, in the United States and other countries, and any and all rights and interest in, to and under the same, that are conceived, made, acquired, or possessed by Employee, alone or with other employees, during the term of this Employment Agreement shall become the exclusive property of the Company and shall at all times and for all purposes be regarded as acquired and held by Employee in a fiduciary capacity for the sole benefit of the Company, and the Employee hereby assigns and agrees to assign the same to the Company without further compensation. Employee agrees that, upon request, he will promptly make all disclosures, execute all applications, assignments or other instruments and perform all acts whatsoever necessary or desired by the Company to vest and confirm in it, its successors, assigns and nominees, fully and completely, all rights and interests created or contemplated by this Section.

     Section  18.     Surrender  of Documents. Employee shall, at the request of
                      -----------------------
the Company, promptly surrender to the Company or its nominee any Proprietary Information or document, memorandum, record, letter or other paper in his possession or under his control relating to the operation, business or affairs of the Group.

     Section  19.     Prior  Employment  Agreements.  Employee  represents  and
                      -----------------------------
warrants that Employee's performance of all the terms of this Employment Agreement and as an employee of the Company does not, and will not, breach any agreement to keep in confidence proprietary information acquired by Employee in confidence or in trust prior to Employee's employment by the Company. Employee has not entered into, and shall not enter into, any agreement, either written or oral, which is in conflict with this Employment Agreement or which would be violated by Employee entering into, or carrying out his obligations under, this Employment Agreement.

          Section  20.     Restrictive  Covenant.  Except  as  provided  herein
                           ---------------------
and/or as agreed by the Board of the Company, Employee acknowledges and recognizes Employee's possession of Proprietary Information and the highly competitive nature of the business of the Group and, accordingly, agrees that in consideration of the covenants and conditions contained herein Employee shall not, during the Employment Period, (i) directly or indirectly engage in any new Business Activities that do not involve the Company that relate to the treatment of biosolids, whether such engagement shall be as an employer, officer, director, owner, employee, consultant, stockholder, partner or other participant, (ii) assist others in engaging in any Business Activities in the manner described in the foregoing clause (i), or (iii) induce employees of the Company to terminate their employment with the Company or engage in any Business Activities in the world. Employee shall not for a period of one (1) year following the termination of this Agreement, for any customer and/or active potential customer of the Company that was such a customer or potential customer as of the date of termination, attempt to contact or solicit said customer or potential customer to provide like services and/or performance as had been or was proposed to be provided by the Company.

      Section  21     Remedies.  The  parties  hereto acknowledge and agree that
                      --------
the a remedy at law for a breach or a threatened breach of the provisions of Sections 16, 17, 18 and 20 herein would be inadequate, and in recognition of this fact, in the event of a breach or threatened breach of any of such provisions, it is agreed that the parties shall be entitled to equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available, without posting bond or other security. No remedy herein conferred is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder now or hereinafter existing at law or in equity or by statute or otherwise.

     Section 22.     Successive Employment Notice.  In the event this Employment
                     ----------------------------
Agreement is terminated by Employee pursuant to Section 10, within five (5) business days after the Termination Date, Employee shall provide notice to the Company of Employee's next intended employment. If such employment is not known by Employee at such date, Employee shall notify the Company immediately upon determination of such information. Employee shall continue to provide the Company with notice of Employee's place and nature of employment and any change in place or nature of employment during the period ending one (1) year after the Termination Date.

     Section  23.     Successors.  This Employment Agreement shall be binding on
                      ----------
the Company and any successor to any of its businesses or assets. Without limiting the effect of the prior sentence, the Company shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Employment Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. The Company's failure to obtain said assumption shall be a breach of this Employment Agreement under Section 10A hereof. As used in this Employment Agreement,
"Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets as aforesaid which assumes and agrees to perform this Employment Agreement or which is otherwise obligated under this Agreement by the first sentence of this Section 23, by operation of law or otherwise.

     Section  24.     Binding  Effect.  This Employment Agreement shall inure to
                      ---------------
the benefit of and be enforceable by Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Employee should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Employment Agreement to Employee's estate.

     Section  25.     Modification  and Waiver.  No provision of this Employment
                      ------------------------
Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Employee and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Employment Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

     Section  26.     Headings.  Headings  used in this Employment Agreement are
                      --------
for convenience only and shall not be used to interpret or construe its provisions.

     Section  27.     Waiver  of  Breach.  The  waiver  of either the Company or
                      ------------------
Employee of a breach of any provision of this Employment Agreement shall not operate or be construed as a waiver of any subsequent breach by either the Company or Employee. Any such waiver must be in writing signed by the party against whom the waiver is sought to be enforced or asserted.

     Section  28.     Amendments.  No  amendments or variations of the terms and
                      ----------
conditions of this Employment Agreement shall be valid unless the same is in writing and signed by all of the parties hereto.

     Section  29.     Severability.  The  invalidity  or unenforceability of any
                      ------------
provision of this Employment Agreement, whether in whole or in part, shall not in any way affect the validity and/or enforceability of any other provision herein contained. Any invalid or unenforceable provision shall be deemed severable to the extent of any such invalidity or unenforceability.

     Section  30.     Governing  Law;  Arbitration.
                      ----------------------------
          (a)  Governing Law.   This Employment Agreement shall be construed and
               --------------
enforced  pursuant  to  the  laws  of  the  State  of  Ohio.

          (b)  Arbitration.(1)  Any  unresolved controversy or claim arising out
               ------------
of, in connection with, under or relating to this Employment Agreement, shall be submitted to arbitration (the "Arbitration") before the American Arbitration Association ("AAA") using the Commercial Arbitration Rules then in effect. The Arbitration shall be conducted by one (1) arbitrator mutually agreed upon by the parties. The arbitration shall take place in Toledo, Ohio. Judgment upon any award rendered in such arbitration will be binding and may be entered in any court having jurisdiction thereof. Both parties agree and consent to the personal jurisdiction of the United States District Court for the Northern District of Ohio (located in Toledo), or the State Courts of the State of Ohio, for all purposes relating to the arbitration including any equitable relief, and the entry of judgment upon, and enforcement of, any award.

          (b)(2) There shall be limited discovery prior to the Arbitration hearing as follows: (i) exchange of witness lists and copies of documentary evidence and documents relating to or arising out of the issues to be arbitrated, (ii) depositions of all party witnesses and (iii) such other depositions as may be allowed by the arbitrator only upon a showing of good cause. Depositions shall be conducted in accordance with the Federal Rules of Civil Procedure.

          (b)(3) A court reporter shall record all hearings, with such record constituting the official transcript of such proceedings. The arbitrator shall be required to provide in writing to the parties the basis for the award or order of such arbitrator. The arbitrator shall have no power and authority to award punitive, exemplary, incidental and consequential (including without limitation lost profits) damages in favor of one party against the other party in the Arbitration. Each party shall bear its own legal costs and expenses in connection with the Arbitration; PROVIDED, HOWEVER, THAT the arbitrator shall make an award of legal fees, and all other costs and expenses of the Arbitration to the prevailing party as part of any Arbitration award including (i) the filing fees for the Arbitration and (ii) the stenographic costs of transcription. The arbitrator's fees shall be divided equally between the parties.

     Section 31.     Counterparts.  This Employment Agreement may be executed in
                     ------------
more than one (1) counterpart and each counterpart shall be considered an original.

     Section 32.      Survival.   The provisions of Sections 10, 10A, 12, 13, 16
                     ---------
and 30 herein shall survive termination of this Employment Agreement for any reason.

     Section 33.     Sections.  Unless the context requires a different meaning,
                     --------
all references to "Sections" in this Agreement shall mean the Section of this Agreement.

     Section  34.     Publicity.  Press  releases  and other publicity materials
                      ---------
relating to the transactions contemplated by this Employment Agreement shall be released by the parties hereto only after review and with the consent of the other party; provided, however, that if legal counsel for the Company advises
               --------   -------
the Company that disclosure of this Employment Agreement is required under applicable federal or state securities laws, then the Company shall be permitted to make such disclosure in the form recommended by such legal counsel without the prior consent of Employee.

IN WITNESS WHEREOF, this Employment Agreement has been duly executed by the Company and Employee as of the date first above written.

                              N-VIRO  INTERNATIONAL  CORPORATION
                              By   /s/  James  H.  Hartung
                                  ------------------------
                              Its        Chairman  of  the  Board
                                   ------------------------------

                                   /s/  Timothy  R.  Kasmoch
                                   -------------------------
                                   Timothy R. Kasmoch